STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/19/01	Metlife, Inc.

Shares            Price         Amount
10,000		  $99.66	$9,966

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.35        N/A	0.00%	             1.51%

Broker
Banc of America Securities LLC

Underwriters of Metlife, Inc.

Underwriters     	                 Principal Amount
Banc of America Securities LLC		 $ 175,003,000
Lehman Brothers, Inc.	      		   175,003,000
Banc One Capital Markets, Inc.              16,666,000
BNY Capital Markets, Inc.                   16,666,000
Credit Suisse First Boston Corp.	    16,666,000
First Union Securities, Inc.                16,666,000
Goldman, Sachs & Co.                        16,666,000
J.P. Morgan Securities, Inc.                16,666,000
Salomon Smith Barney, Inc.                  16,666,000
UBS Warburg LLC                             16,666,000
The Williams Capital Group LP               16,666,000

Total     			          $500,000,000


STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
12/6/2001	Cingular Wireless

Shares            Price         Amount
20,000		  $100.00	$20,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.41       N/A		0.00%	             0.44%

Broker
Goldman, Sachs & Co.

Underwriters of Cingular Wireless

Underwriters*     	                 Principal Amount*
Total                                     $750,000,000

*Principal amounts of underwriters not
 available at time of filing.

STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
02/13/02	General Mills, Inc.

Shares            Price         Amount
20,000		  $99.668	$19,934

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A        N/A		0.00%	             .36%

Broker
Deutsche Morgan Grenfell

Underwriters of General Mills, Inc.

Underwriters     	                Principal Amount
Barclays Capital, Inc.                   $318,200,000
Deutsche Banc Alex. Brown, Inc.		  318,200,000
Salomon Smith Barney, Inc.                318,200,000
Credit Suisse First Boston Corp.	  225,800,000
Banc of America Securities LLC	          182,200,000
J.P. Morgan Securities, Inc. 		  182,200,000
UBS Warburg LLC                           182,200,000
Utendahl Capital Partners LP               35,000,000
Loop Capital Markets LLC                   35,000,000
Credit Lyonnais Securities, Inc.           32,200,000
Tokyo-Mitsubishi International PLC         26,400,000
Mizuho International PLC                   23,800,000
SunTrust Capital Markets, Inc.             23,800,000
Wells Fargo Van Kasper                     23,800,000
ABN AMRO, Inc.                             16,200,000
Mellon Financial Markets LLC               16,200,000
U.S. Bancorp Piper Jaffray, Inc.           14,800,000
BNY Capital Markets, Inc.                   7,800,000
Wachovia Securities, Inc.                   6,400,000
BNP Paribas Securities Corp.                2,800,000
Fleet Securities, Inc.                      2,800,000
HSBC Securities USA, Inc.                   2,800,000
Merrill Lynch & Co., Inc.                   2,800,000
Rabobank Cooperatieze Centrale                400,000

Total     			       $2,000,000,000


STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
3/06/02		Weyerhauser Co.

Shares            Price         Amount
5,000		  $99.354	$4,968

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A        N/A		0.00%	             0.11%

Broker
Morgan Stanley & Co.

Underwriters of Weyerhauser Co.

Underwriters*     	               Principal Amount*
Total                                   $1,750,000,000

*Principal amounts of underwriters not
 available at time of filing.

STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
3/26/02	     Meadwestvaco Corp.

Shares            Price         Amount
5,000      	  $99.338	$4,967

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A         N/A	        0.00%		    0.28%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Meadwestvaco Corp.

Underwriters     	                    Principal Amount
Merrill Lynch & Co., Inc.                    $300,000,000
BNY Capital Markets, Inc.                      60,000,000
Banc of America Securities LLC                 60,000,000
J.P. Morgan Securities, Inc.		       60,000,000
Salomon Smith Barney, Inc.                     60,000,000
Goldman Sachs & Co.                            22,500,000
Morgan Stanley Dean Witter & Co., Inc.         22,500,000
Barclays Capital, Inc.                         15,000,000
Commerzbank Capital Market Securities Corp.    15,000,000
Daiwa Securities Group, Inc.                   15,000,000
Fleet Securities, Inc.                         15,000,000
Scotia Capital Markets, Inc.                   15,000,000
Suntrust Capital Markets, Inc.                 15,000,000
Wachovia Securities, Inc.                      15,000,000

Total   	    	                     $750,000,000


STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
4/10/02 	Valero Energy Corp.

Shares            Price         Amount
15,000	 	  $99.809	$14,971

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$.60        N/A	         0.00%	          0.53%

Broker
Morgan Stanley Dean Witter & Co.

Underwriters of Valero Energy Corp.

Underwriters                                Principal Amount
J.P. Morgan Securities, Inc.                 $262,500,000
Morgan Stanley Dean Witter & Co.               37,500,000
Banc of America Securities LLC                 37,500,000
Banc One Capital Markets                       37,500,000
Barclays Capital, Inc.                         37,500,000
Fleet Securities, Inc.                         37,500,000
Mizuho Investors Securities Co., LTD           37,500,000
RBC Capital Markets                            37,500,000
Royal Bank of Scotland                         37,500,000
Royal Bank of Scotland PLC                     37,500,000
Scotia Capital Markets, Inc.                   37,500,000
Suntrust Capital Markets, Inc.                 37,500,000
TD Securities, Inc.                            37,500,000
BNP Paribas                                    37,500,000

Total                                        $750,000,000


STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
4/24/02 	United Technologies Corp.

Shares            Price         Amount
10,000		  $99.825	$9,983

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65        N/A	0.00%	            0.44%

Broker
Salomon Smith Barney, Inc.

Underwriters of United Technologies Corp.

Underwriters     	                  Principal Amount
Salomon Smith Barney, Inc.             	   $ 225,000,000
Goldman, Sachs & Co.     		      50,000,000
HSBC Securities, Inc.                         50,000,000
J.P. Morgan Securities, Inc.                  50,000,000
Banc of America Securities LLC                25,000,000
Banc One Capital Markets                      25,000,000
Caboto IntesaBci -- SIM SPA                   25,000,000
Deutsche Bank Securities, Inc.                25,000,000
Fleet Securities, Inc.                        25,000,000

Total                                       $500,000,000